Exhibit 10.6
Execution Version
AMENDMENT TO CORPORATE MASTER SERVICE AGREEMENT
    This Amendment to Corporate Master Services Agreement (this “Amendment”), dated as of April 12, 2022, is by and among CVR Services, LLC, a Delaware limited liability company (“Service Provider”), each of the entities listed on Schedule A attached hereto (each a “Service Recipient” and collectively the “Service Recipients”), and each of the entities listed on Schedule B attached hereto (each a “Joining Party”, and collectively, the “Joining Parties”).
WHEREAS, Service Provider and the Service Recipients entered into that certain Corporate Master Service Agreement, dated as of February 19, 2020, but effective as of January 1, 2020 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Corporate Master Service Agreement”); and
WHEREAS, Service Provider and the Service Recipients wish to amend to the Corporate Master Service Agreement to add the Joining Parties as Service Recipients thereunder;
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Parties hereto hereby agree as follows:
1.DEFINITIONS. Service Provider, the Service Recipients and the Joining Parties are referred to herein collectively as the “Parties” and each, a “Party.” Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Corporate Master Service Agreement.
2.AGREEMENT TO BE BOUND. Each of the Joining Parties hereby agrees to be bound by all of the terms of the Corporate Master Service Agreement. Each of the Joining Parties hereby acknowledges receipt of a copy of the Corporate Master Service Agreement and agrees to become a party thereto and to be bound thereby as a Service Recipient thereunder, and hereby assumes all of the rights and obligations related thereto as set forth in the Corporate Master Service Agreement.
3.AMENDMENT. Pursuant to and in accordance with Section 16 (Modification and Amendment) of the Corporate Master Service Agreement, the Parties hereby amend and restate Section 16 (Modification and Amendment) of the Corporate Master Service Agreement in its entirety as follows:
“MODIFICATION AND AMENDMENT. Service Provider may amend this Agreement to allow for the provision of Services to any Affiliate. Upon executing and delivering an additional counterpart signature to this Agreement, such Affiliate shall be deemed to be a “Service Recipient” for all purposes hereunder, and shall be entitled to all corresponding benefits and be responsible for all obligations of a Service Recipient as provided for herein. No action or consent by any Party, other than Service Provider, shall be required for an Affiliate to join this Agreement.”
4.GOVERNING LAW AND VENUE. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas, without regard to conflict of law principles (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas. Each Party hereby submits to the exclusive jurisdiction of the state and federal courts in the State of Texas and to venue in Houston, Texas, and hereby waives any objection thereto.
5.COUNTERPARTS. This Amendment may be executed in one or more counterparts, any one of which may be by facsimile, and all of which taken together shall constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by electronic transmission, including by electronic mail in portable document format (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of an original Agreement for all purposes. Signatures of the Parties transmitted by facsimile or other electronic transmission shall be deemed to be original signatures for all purposes.

6.NOTICES. All notices, offers, acceptances, waivers and other communications under this Amendment shall be in writing and shall be deemed to have been given and received (i) upon receipt when delivered by hand, (ii) upon transmission, if sent by electronic mail transmission (in each case with receipt verified by electronic confirmation), or (iii) one business day after being sent by overnight courier or express delivery service; provided, that in each case the notice or other communication is sent to the address, electronic mail address set forth beneath the name of such Party below (or to such other address or electronic mail address as such Party shall have specified in a written notice given to the other Parties hereto):
(a)If to Service Provider:
CVR Services, LLC
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
Attention: Chief Accounting Officer
Email: jconaway@CVREnergy.com
With a copy to the Office of the General Counsel at the above address
Email: LegalServices@CVREnergy.com
(b)If to any Service Recipient other than CVR Partners, LP or one of its subsidiaries:
Service Recipient
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
Attention: EVP & Chief Financial Officer
Email: djneumann@CVREnergy.com
With a copy to the Office of the General Counsel at the above address
Email: LegalServices@CVREnergy.com
(c)If to any Service Recipient that is CVR Partners, LP or one of its subsidiaries:
Service Recipient
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
Attention: President & Chief Executive Officer
Email: mpytosh@CVREnergy.com
With a copy to the Office of the General Counsel at the above address
Email: LegalServices@CVREnergy.com
(d)If to a Joining Party:
Joining Party
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
Attention: EVP & Chief Financial Officer
Email: djneumann@CVREnergy.com
With a copy to the Office of the General Counsel at the above address
Email: LegalServices@CVREnergy.com

7.MISCELLANEOUS. The following Sections of the Corporate Master Service Agreement are incorporated herein by reference, mutatis mutandis, as if set forth fully herein: Section 7 (Confidentiality); Section 13 (Assignment); Section 14 (Entire Agreement); and Section 15 (No Third Party Beneficiaries).
2

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

CVR SERVICES, LLC
By: __/s/ Jeffrey D. Conaway__________________
Name: Jeffrey D. Conaway
Title: Vice President - Chief Accounting Officer and Corporate Controller
Date: April 12, 2022
WYNNEWOOD ENERGY COMPANY, LLC
By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
WYNNEWOOD REFINING COMPANY, LLC
By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
COFFEYVILLE RESOURCES REFINING & MARKETING, LLC
By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC
By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022

Signature Page to Amendment to Corporate Master Service Agreement

COFFEYVILLE RESOURCES TERMINAL, LLC
By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
COFFEYVILLE RESOURCES PIPELINE, LLC
By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
CVR REFINING, LP
By:     CVR REFINING GP, LLC, its general partner

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
CVR REFINING GP, LLC
By: _/s/ Dane J. Neumann______________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
CVR REFINING, LLC
By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022

Signature Page to Amendment to Corporate Master Service Agreement

COFFEYVILLE RESOURCES
NITROGEN FERTILIZERS, LLC
By: /s/ Mark A. Pytosh__________________
Name: Mark A. Pytosh
Title: President & Chief Executive Officer
Date: April 12, 2022
EAST DUBUQUE NITROGEN
FERTILIZERS, LLC
By: /s/ Mark A. Pytosh__________________
Name: Mark A. Pytosh
Title: President & Chief Executive Officer
Date: April 12, 2022
CVR NITROGEN HOLDINGS, LLC
By: /s/ Mark A. Pytosh__________________
Name: Mark A. Pytosh
Title: President & Chief Executive Officer
Date: April 12, 2022
CVR NITROGEN GP, LLC
By: /s/ Mark A. Pytosh__________________
Name: Mark A. Pytosh
Title: President & Chief Executive Officer
Date: April 12, 2022
CVR NITROGEN, LP
By:    CVR NITROGEN GP, LLC, its general partner
By: /s/ Mark A. Pytosh__________________
Name: Mark A. Pytosh
Title: President & Chief Executive Officer
Date: April 12, 2022

Signature Page to Amendment to Corporate Master Service Agreement

CVR NITROGEN FINANCE CORPORATION
By: /s/ Mark A. Pytosh__________________
Name: Mark A. Pytosh
Title: President & Chief Executive Officer
Date: April 12, 2022
CVR PARTNERS, LP
By:     CVR GP, LLC, its general partner
By: /s/ Mark A. Pytosh__________________
Name: Mark A. Pytosh
Title: President & Chief Executive Officer
Date: April 12, 2022
CVR GP, LLC
By: /s/ Mark A. Pytosh__________________
Name: Mark A. Pytosh
Title: President & Chief Executive Officer
Date: April 12, 2022
CVR ENERGY, INC.
By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
WYNNEWOOD INSURANCE CORPORATION
By: /s/ Mark A. Pytosh__________________
Name: Mark A. Pytosh
Title: EVP – Corporate Services & Treasurer
Date: April 12, 2022

Signature Page to Amendment to Corporate Master Service Agreement

CVR AVIATION, LLC
By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
CVR ENERGY HOLDINGS, INC.
By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
CHC GP, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
RHC GP, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
FHC GP, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022

Signature Page to Amendment to Corporate Master Service Agreement

CVR CHC, LP
By:     CHC GP, LLC, as its general partner

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
COMMON ASSETS HOLDCO, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
CVR COMMON ASSETS CVL, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022

CVR COMMON ASSETS WYN, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022

COMMON SERVICES HOLDCO, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022

Signature Page to Amendment to Corporate Master Service Agreement

CVR COMMON SERVICES, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022

CVR RHC, LP

By:     RHC GP, LLC, as its general partner

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
RENEWABLE ASSETS HOLDCO, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022

CVR RENEWABLES CVL, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
CVR RENEWABLES WYN, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022

Signature Page to Amendment to Corporate Master Service Agreement

CVR FHC, LP

By:     FHC GP, LLC, as its general partner

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
CVR REFINING CVL, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
CVR REFINING WYN, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022
CVR RENEWABLES, LLC
By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022

CVR SUPPLY & TRADING, LLC

By: _/s/ Dane J. Neumann_____________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
Date: April 12, 2022

Signature Page to Amendment to Corporate Master Service Agreement

SCHEDULE A
Service Recipients
1.    Wynnewood Energy Company, LLC a Delaware limited liability company
2.    Wynnewood Refining Company, LLC, a Delaware limited liability company
3.    Coffeyville Resources Refining & Marketing, LLC, a Delaware limited liability company
4.    Coffeyville Resources Crude Transportation, LLC, a Delaware limited liability company
5.    Coffeyville Resources Terminal, LLC, a Delaware limited liability company
6.    Coffeyville Resources Pipeline, LLC, a Delaware limited liability company
7.    CVR Refining, LP, a Delaware limited partnership
8.    CVR Refining GP, LLC, a Delaware limited liability company
9.    CVR Refining, LLC, a Delaware limited liability company
10.    Coffeyville Resources Nitrogen Fertilizers, LLC, a Delaware limited liability company
11.    East Dubuque Nitrogen Fertilizers, LLC, a Delaware limited liability company
12.    CVR Nitrogen Holdings, LLC, a Delaware limited liability company
13.    CVR Nitrogen GP, LLC, a Delaware limited liability company
14.    CVR Nitrogen, LP, a Delaware limited partnership
15.    CVR Nitrogen Finance Corporation, a Delaware corporation
16.    CVR Partners, LP, a Delaware limited partnership
17.    CVR GP, LLC, a Delaware limited partnership
18.    CVR Energy, Inc., a Delaware corporation
19.    Wynnewood Insurance Corporation, a Texas corporation
20.    CVR Aviation, LLC, a Delaware limited liability company
21.    CVR Energy Holdings, Inc., a Delaware corporation

A - 1

SCHEDULE B
Joining Parties
1.CHC GP, LLC, a Delaware limited liability company.
2.RHC GP, LLC, a Delaware limited liability company
3.FHC GP, LLC, a Delaware limited liability company.
4.CVR CHC, LP, a Delaware limited partnership.
5.Common Assets Holdco, LLC, a Delaware limited liability company.
6.CVR Common Assets CVL, LLC, a Delaware limited liability company.
7.CVR Common Assets WYN, LLC, a Delaware limited liability company.
8.Common Services Holdco, LLC, a Delaware limited liability company.
9.CVR Common Services, LLC, a Delaware limited liability company.
10.CVR RHC, LP, a Delaware limited partnership.
11.Renewable Assets Holdco, LLC, a Delaware limited liability company.
12.CVR Renewables CVL, LLC, a Delaware limited liability company.
13.CVR Renewables WYN, LLC, a Delaware limited liability company.
14.CVR FHC, LP, a Delaware limited partnership.
15.CVR Refining CVL, LLC, a Delaware limited liability company.
16.CVR Refining WYN, LLC, a Delaware limited liability company.
17.CVR Renewables, LLC, a Delaware limited liability company.
18.CVR Supply & Trading, LLC, a Delaware limited liability company.

B - 1